Exhibit 99.2

Kite Realty Group Quarterly Financial Supplement

September 30, 2004

Investor Relations Daniel R. Sink, CFO 30 S. Meridian Street Suite 1100 Indianapolis, IN 46204 317.577.5600 www.kiterealty.com

SUPPLEMENTAL INFORMATION – SEPTEMBER 30, 2004

Information
Corporate Profile
Contact Information
Important Notes
Corporate Structure Chart

Consolidated and Combined Financial Information
Consolidated and Combined Balance Sheets
Consolidated and Combined Statements of Operations For the Three Months Ended September 30
Consolidated and Combined Statements of Operations For the Nine Months Ended September 30
Funds From Operations and Other Financial Information For the Three Months Ended September 30
Funds From Operations and Other Financial Information For the Nine Months Ended September 30
Market Capitalization
Net Operating Income
Summary of Outstanding Debt
Schedule of Outstanding Debt
Unencumbered Properties

Joint Venture Information
Joint Venture Summary
Condensed Combined Balance Sheets of Unconsolidated Properties
Condensed Combined Statements of Operations of Unconsolidated Properties For the Three Months Ended September 30
Condensed Combined Statements of Operations of Unconsolidated Properties For the Nine Months Ended September 30

Leasing Information
Top 10 Retail Tenants by GLA
Top 10 Retail Tenants by Annualized Base Rent
Top 5 Commercial Tenants by Annualized Base Rent
Lease Expiration Table - Combined Retail and Commercial Portfolio
Lease Expiration Table - Retail Anchor Tenants
Lease Expiration Table - Retail Shops

Real Estate Portfolio Information
Summary Retail Portfolio Statistics
Summary Commercial Portfolio Statistics
Development Pipeline
Geographic Diversification - Operating Portfolio
Operating Retail Properties
Operating Commercial Properties
Retail Operating Portfolio - Tenant Breakdown
2004 Acquisitions

INFORMATION

Corporate Profile
Contact Information
Important Notes
Corporate Structure Chart

CORPORATE PROFILE

General Description

Kite Realty Group Trust commenced operations in August 2004 as the successor to certain businesses of Kite Property Group, a nationally recognized real estate owner and developer. We are a full service, vertically integrated real estate company focused primarily on the development, construction, acquisition, ownership and operation of high quality neighborhood and community shopping centers in selected markets in the United States. We own interests in 32 operating properties totaling approximately 4.7 million square feet and interests in 11 properties under development representing more than 1.5 million square feet as of September 30, 2004.  We are organized as a real estate investment trust (“REIT”) for federal income tax purposes.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe the existing infrastructure and relationships can be leveraged to generate attractive risk adjusted returns.

Company Highlights (as of September 30, 2004)

•	Operating Retail Properties	27
•	Operating Commercial Properties	5
•	Total Properties Under Development	11
•	States	8
•	Total GLA/NRA(1) (operating)	4,655,742
•	Owned GLA/NRA(1) (operating)	3,626,268
•	Percentage of Owned GLA Leased - Retail	94.9%
•	Percentage of Owned NRA Leased - Commercial	96.9%
•	Total Employees	77

Stock Listing

New York Stock Exchange - symbol KRG

(1)               Includes a 46,295 square foot Marsh Supermarket store at Fishers Station, currently under a binding purchase agreement with an anticipated closing during the fourth quarter of 2004.

CONTACT INFORMATION

Corporate Office

30 South Meridian Street
Indianapolis, IN 46204
1-888-577-5600
317-577-5600
www.kiterealty.com

Investor Relations Contacts:

Daniel R. Sink, Chief Financial Officer
Kite Realty Group Trust
30 South Meridian Street
Indianapolis, IN 46204
317-577-5609
dsink@kiterealty.com

The Ruth Group
Stephanie Carrington
646-536-7017
Jason Rando
646-536-7025

Transfer Agent:

LaSalle Bank, National Association
135 South LaSalle Street
Chicago, IL 60603-3499
312-904-2000

Stock Specialist:

Van der Moolen Specialists USA, LLC
45 Broadway
32nd Floor
New York, NY 10006

Analyst Coverage:

Goldman, Sachs & Co.
Mr. Carey Callaghan
(212) 902-4351
carey.callaghan@gs.com

KeyBanc Capital Markets
Mr. Richard C. Moore II, CFA
(216) 443-2815
rcmoore@keybanccm.com

Lehman Brothers
Mr. David Harris
(212) 526-1790
dharris4@lehman.com

Raymond James
Mr. Paul Puryear
(727) 567-2253
paul.puryear@raymondjames.com

Wachovia Securities
Mr. Jeffrey J. Donnelly, CFA
(617) 603-4262
jeff.donnelly@wachovia.com

IMPORTANT NOTES

Interim Information

This supplemental information package contains historical information of Kite Realty Group Trust (the “Company”) and Kite Property Group (the “Predecessor”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of Management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This Quarterly Supplement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•                  national and local economic conditions;

•                  the ability of tenants to pay rent;

•                  the competitive environment in which the Company operates;

•                  financing risks;

•                  acquisition, disposition, development and joint venture risks;

•                  potential environmental and other liabilities;

•                  other factors affecting the real estate industry generally; and

•                  other risks identified in reports the Company files with the Securities and Exchange Commission (the “SEC”) or in other documents that it publicly disseminates.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds From Operation

Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Given the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to fund our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definitions differently than we do.

Net Operating Income

Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items.  We believe that this presentation of NOI is helpful to investors as a measure of its operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items included in net income that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets.  We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of our basis in our assets from our operating results.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of our financial performance.

Basis for Presentation

Kite Realty Group Trust commenced operations on August 16, 2004 upon completion of its initial public offering. Prior to that date, the entities that owned the properties and service companies that we acquired as part of our formation transactions were under the common control of Al Kite, John Kite and Paul Kite (the “Principals”). Certain line items in the accompanying financial information in the period beginning August 16, 2004 may not be comparable to prior periods due to acquisitions including the purchase of minority partner and joint venture interests of the properties previously accounted for under the equity method.

CORPORATE STRUCTURE CHART

CONSOLIDATED AND COMBINED FINANCIAL INFORMATION

Consolidated and Combined Balance Sheets
Consolidated and Combined Statements of Operations For the Three Months Ended September 30
Consolidated and Combined Statements of Operations For the Nine Months Ended September 30
Funds From Operations and Other Financial Information For the Three Months Ended September 30
Funds From Operations and Other Financial Information For the Nine Months Ended September 30
Market Capitalization
Net Operating Income
Summary of Outstanding Debt
Schedule of Outstanding Debt
Unencumbered Properties

CONSOLIDATED AND COMBINED BALANCE SHEETS

	Kite Realty Group Trust September 30, 2004	Kite Property Group December 31, 2003
	(Unaudited)
Assets:
Investment properties, at cost:
Land	$103,293,745	$19,319,563
Land held for development	8,011,868	7,137,095
Buildings and improvements	304,875,876	77,076,703
Furniture, equipment and other	5,625,471	1,596,820
Construction in progress	64,577,752	48,681,767
	486,384,712	153,811,948
Less: accumulated depreciation	(20,322,767)	(4,465,775)
	466,061,945	149,346,173

Cash and cash equivalents	3,170,927	2,189,478
Tenant receivables, including accrued straight-line rent	4,178,896	1,520,487
Other receivables	9,047,034	5,139,118
Due from affiliates	—	3,905,605
Investments in unconsolidated entities, at equity	126,559	2,136,158
Escrow deposits	4,306,243	595,459
Deferred costs, net	13,504,094	6,053,515
Prepaid and other assets	1,236,173	449,713

Total Assets	$501,631,871	$171,335,706

Liabilities and Shareholders’ Equity and Owners’ Equity:
Mortgage and other indebtedness	$214,874,498	$141,498,289
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	868,620	2,864,690
Accounts payable and accrued expenses	27,920,146	9,541,494
Deferred revenue	28,737,212	9,266,250
Due to affiliate	4,292	1,469,560
Minority interest	41,715	1,137,914

Total liabilities	272,446,483	165,778,197

Limited Partners’ interests in operating partnership	69,197,085	—

Shareholders’ Equity and Owners’ Equity:

Shareholders’ Equity	159,988,303	—
Owners’ Equity	—	5,557,509
Total Shareholders’ Equity and Owners’ Equity	159,988,303	5,557,509

Total Liabilities and Shareholders’ Equity and Owners’ Equity	$501,631,871	$171,335,706

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS – 3 MONTHS

	Kite Realty Group Trust Period August 16, 2004 through September 30, 2004	Kite Property Group Period July 1, 2004 through August 15, 2004	Combined Period July 1, 2004 through September 30, 2004	Kite Property Group Three months ended September 30, 2003
Revenue:

Minimum rent	$4,406,584	$2,875,839	$7,282,423	$2,761,299

Tenant reimbursements	765,427	535,097	1,300,524	378,649

Other property related revenue	72,864	160,791	233,655	318,382

Construction and service fee revenue	1,862,122	1,211,775	3,073,897	3,912,423

Other income	16,920	36,009	52,929	1,536

Total revenue	7,123,917	4,819,511	11,943,428	7,372,289

Expenses:

Property operating	1,138,909	1,146,826	2,285,735	1,125,910

Real estate taxes	605,807	367,089	972,896	352,372

Cost of construction and services	1,848,166	1,031,378	2,879,544	3,154,618

General, administrative, and other	579,938	350,051	929,989	308,888

Depreciation and amortization	1,687,928	1,131,390	2,819,318	878,943

Total expenses	5,860,748	4,026,734	9,887,482	5,820,731

Operating income	1,263,169	792,777	2,055,946	1,551,558

Interest expense	1,273,814	1,359,807	2,633,621	1,044,708

Bridge loan exit fee	1,671,449	—	1,671,449	—

Minority interest (income) loss	(23,650)	286,930	263,280	(38,133)

Equity in earnings of unconsolidated entities	52,914	138,106	191,020	1,061,049
Limited partners’ interests in operating partnership	499,033	—	499,033	—

Net income (loss)	$(1,153,797)	$(141,994)	$(1,295,791)	$1,529,766

Basic and diluted loss per share	$(0.06)

Weighted average common shares outstanding - basic and diluted	17,800,441

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS – 9 MONTHS

	Kite Realty Group Trust Period August 16, 2004 through September 30, 2004	Kite Property Group Period January 1, 2004 through August 15, 2004	Combined Period January 1, 2004 through September 30, 2004	Kite Property Group Nine months ended September 30, 2003

Revenue:

Minimum rent	$4,406,584	$11,046,605	$15,453,189	$6,936,555

Tenant reimbursements	765,427	1,662,576	2,428,003	811,716

Other property related revenue	72,864	1,373,503	1,446,367	983,756

Construction and service fee revenue	1,862,122	5,257,201	7,119,323	9,714,645

Other income	16,920	110,819	127,739	25,064

Total revenue	7,123,917	19,450,704	26,574,621	18,471,736

Expenses:

Property operating	1,138,909	4,130,747	5,269,656	2,681,370

Real estate taxes	605,807	1,595,578	2,201,385	879,668

Cost of construction and services	1,848,166	4,405,160	6,253,326	8,281,650

General, administrative, and other	579,938	1,477,112	2,057,050	1,078,185

Depreciation and amortization	1,687,928	3,584,290	5,272,218	2,143,845

Total expenses	5,860,748	15,192,887	21,053,635	15,064,718

Operating income	1,263,169	4,257,817	5,520,986	3,407,018

Interest expense	1,273,814	4,828,888	6,102,702	2,991,252

Bridge loan exit fee	1,671,449	—	1,671,449	—

Minority interest (income) loss	(23,650)	214,887	191,237	7,294

Equity in earnings of unconsolidated entities	52,914	163,804	216,718	733,801

Limited partners’ interests in operating partnership	499,033	—	499,033	—

Net income (loss)	$(1,153,797)	$(192,380)	$(1,346,177)	$1,156,861

Basic and diluted loss per share	$(0.06)

Weighted average common shares outstanding - basic and diluted	17,800,441

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – 3 MONTHS

	Three Months Ended September 30, 2004
	Kite Realty Group Trust Period August 16, 2004 through September 30, 2004	Kite Property Group Period July 1, 2004 through August 15, 2004	Combined Period July 1, 2004 through September 30, 2004	Kite Property Group Three Months Ended September 30, 2003
Funds From Operations:

Net income (loss)	$(1,153,797)	$(141,994)	$(1,295,791)	$1,529,766
Deduct: Limited Partners’ interests	(499,033)	—	(499,033)	—
Add: depreciation and amortization of consolidated entities	1,658,403	1,110,276	2,768,679	878,065
Add: depreciation and amortization of unconsolidated entities	33,737	128,821	162,558	280,258
Add (deduct): minority interest*	(9,499)	(286,930)	(296,429)	38,133
Add: joint venture partners’ interests in net income of unconsolidated entities*	—	109,495	109,495	690,102
Add: joint venture partners’ interests in depreciation and amortization of unconsolidated entities*	—	18,570	18,570	360,495
Funds From Operations of the Portfolio(1)	29,811	938,238	968,049	3,776,819

Add: minority interest deficit	—	286,930	286,930	(38,133)
Deduct: minority interest share of depreciation and amortization	—	(357,799)	(357,799)	(211,291)
Deduct: joint venture partners’ interest in net (income) loss of unconsolidated entities	—	(109,495)	(109,495)	(690,102)
Deduct: joint venture partners’ interest in depreciation and amortization of unconsolidated entities	—	(18,570)	(18,570)	(360,495)
Deduct: Limited Partners’ interests	(9,003)	—	(9,003)	—
Funds From Operations allocable to the Company	$20,808	$739,304	$760,112	$2,476,798

Other Financial Information:
Capital Expenditures
Tenant improvements			$429,462
Leasing commissions			84,124
Capital improvements			40,639
Scheduled debt principal payments			479,701
Straight line rent			144,196
Market rent amortization income from acquired leases			363,191

* Amounts represent the minority and joint venture partners’ interests acquired in connection with the initial public offering and related formation transactions.

(1) Funds From Operations for the period August 16 - September 30, 2004 includes costs of approximately $1.7 million related to the initial public offering and related formation transactions.

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – 9 MONTHS

	Nine Months Ended September 30, 2004
	Kite Realty Group Trust Period August 16, 2004 through September 30, 2004	Kite Property Group Period January 1, 2004 through August 15, 2004	Combined Period January 1, 2004 through September 30, 2004	Kite Property Group Nine Months Ended September 30, 2003
Funds From Operations:

Net income (loss)	$(1,153,797)	$(192,380)	$(1,346,177)	$1,156,861

Deduct: Limited Partners’ interests	(499,033)	—	(499,033)	—

Add: depreciation and amortization of consolidated entities	1,658,403	3,563,176	5,221,579	2,142,967

Add: depreciation and amortization of unconsolidated entities	33,737	493,571	527,308	864,839

Deduct: minority interest*	(9,499)	(214,887)	(224,386)	(7,294)

Add: joint venture partners’ interests in net income of unconsolidated entities*	—	288,675	288,675	555,066

Add: joint venture partners’ interests in depreciation and amortization of unconsolidated entities*	—	519,277	519,277	1,067,175

Funds From Operations of the Portfolio(1)	29,811	4,457,432	4,487,243	5,779,614

Add: minority interest deficit	—	214,887	214,887	7,294
Deduct: minority interest share of depreciation and amortization	—	(1,014,248)	(1,014,248)	(539,228)
Deduct: joint venture partners’ interests in net income of unconsolidated entities	—	(288,675)	(288,675)	(555,066)
Deduct: joint venture partners’ interests in depreciation and amortization of unconsolidated entities	—	(519,277)	(519,277)	(1,067,175)
Deduct: Limited Partners’ interests	(9,003)	—	(9,003)	—
Funds From Operations allocable to the Company	$20,808	$2,850,119	$2,870,927	$3,625,439

* Amounts represent the minority and joint venture partners’ interests acquired in connection with the initial public offering and related formation transactions.

(1) Funds From Operations for the period August 16 - September 30, 2004 includes costs of approximately $1.7 million related to the initial public offering and related formation transactions.

MARKET CAPITALIZATION

As of September 30, 2004

	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	70%	19,148,267
Operating Partnership (“OP”) Units	30%	8,281,882
Combined Common Shares and OP Units	100%	27,430,149

Market Price at September 30, 2004		$13.15

Total Equity Capitalization		$360,706,459	62%

Debt Capitalization:

Consolidated Outstanding Debt		$214,874,498
Company Pro-rata Share of Joint Venture Debt		8,781,555

Total Debt Capitalization		223,656,053	38%

Total Market Capitalization		$584,362,512	100%

	Common Shares	O.P. Units	Total
Outstanding Common Shares and O.P. Units (Basic and Diluted):	19,148,267	8,281,882	27,430,149

NET OPERATING INCOME

(Non GAAP)

	THREE MONTHS ENDED*		NINE MONTHS ENDED*
	September 30, 2004	June 30, 2004	September 30, 2004

Revenue:
Minimum rent	$7,282,423	$4,901,039	$15,453,189
Tenant reimbursements	1,300,524	625,585	2,428,003
Other property related revenue	233,615	576,264	1,446,367
Other income (loss), net	52,929	(34,893)	127,739
	8,869,531	6,067,995	19,455,298

Expenses:
Property operating	2,285,735	1,739,007	5,269,656
Real estate taxes	972,896	847,791	2,201,385
	3,258,631	2,586,798	7,471,041

Net Operating Income - (Combined Company and Predecessor)	5,610,900	3,481,197	11,984,257

Other Income (Expense)
Construction and service fee revenue	3,073,897	1,811,005	7,119,323
Cost of construction and services	(2,879,544)	(1,240,376)	(6,253,326)
General, administrative, and other	(929,989)	(738,483)	(2,057,050)
Depreciation and amortization	(2,819,318)	(1,542,273)	(5,272,218)

	(3,554,954)	(1,710,127)	(6,463,271)

Earnings Before Interest and Taxes	2,055,946	1,771,070	5,520,986
Interest expense	2,633,621	2,138,985	6,102,702
Bridge loan exit fee	1,671,449	—	1,671,449
Minority interest (income) loss	263,280	(56,055)	191,237
Equity in earnings of unconsolidated entities	191,020	42,508	216,718
Limited partners’ interests in operating partnership	499,033	—	499,033
Net loss	$(1,295,791)	$(381,462)	$(1,346,177)

* Combined results for the Company and its predecessor are unaudited although they reflect all adjustments, which, in the opinion of management, are necessary for a fair presentation of operating results for the interim period.

SUMMARY OF OUTSTANDING DEBT(1)

TOTAL DEBT OUTSTANDING AS OF SEPTEMBER 30, 2004

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity

Fund Rate Debt:
Consolidated	$129,114	59%	7.04%	7.2
Unconsolidated	8,781	4%	6.61%	7.7
Total Fixed Rate Debt	137,895	63%	7.01%	7.2
Variable Rate Debt:(2)
Construction Loans	64,139	29%	4.25%	1.2
Other Variable	17,124	8%	4.46%	2.5
Total Variable Rate Debt	81,263	37%	4.29%	1.5
Net Premiums	4,498	N/A	N/A	N/A
Total	$223,656	100%	5.88%

SCHEDULE OF MATURITIES BY YEAR (AS OF SEPTEMBER 30, 2004)

							Total Consolidated
	Mortgage Debt					KRG Share of	and
		Term		Construction	Total Consolidated	Unconsolidated	Unconsolidated
	Annual Maturity	Maturities	Secured Line of Credit	Loans	Outstanding Debt	Mortgage Debt	Debt
	$518	$1,552	$0	$5,007	$7,077	$33	$7,110
2005	2,171	2,850	0	27,809	32,830	178	33,008
2006	2,305	4,382	0	31,323	38,010	191	38,201
2007	2,450	0	5,500	0	7,950	204	8,154
2008	2,439	4,419	0	0	6,857	217	7,075
2009	2,391	15,738	0	0	18,129	2,223	20,353
2010	2,342	0	0	0	2,342	97	2,439
2011	2,141	19,647	0	0	21,788	104	21,891
2012	1,766	24,686	0	0	26,452	110	26,562
2013	1,744	4,027	0	0	5,771	5,422	11,193
2014	1,413	20,021	0	0	21,434	0	21,434
2015 and beyond	17,306	4,432	0	0	21,738	0	21,738
Net Premiums	0	0	0	0	4,498	0	4,498
Total	$38,985	$101,754	$5,500	$64,139	$214,875	$8,781	$223,656

(1)               Amounts in thousands.

(2)               Subsequent to September 30, 2004, three properties (50th & 12th, 176th & Meridian, and Boulevard Crossing) were converted to fixed rate financing. If these loans had been reflected as fixed rate debt on September 30, 2004, the ratio of variable rate debt to total debt would have been 28%.

SCHEDULE OF OUTSTANDING DEBT (1)

CONSOLIDATED DEBT

Fixed Rate Debt:	Lender/Servicer	Interest Rate	Maturity Date	Balance as of 09/30/04	Monthly Debt Service as of 09/30/04

Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/2022	$4,471	$37
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/2011	1,940	17
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/2011	19,959	139
Plaza at Cedar Hill	GECC	7.38%	2/1/2012	27,330	194
Preston Commons	Wachovia Bank	5.90%	3/11/2013	4,668	28
Ridge Plaza	Wachovia Bank	5.15%	9/11/2009	17,000	93
Sunland Towne Centre	Nomura Asset Capital	8.85%	1/11/2006	17,791	155
Thirty South	CS First Boston	6.09%	1/11/2014	23,305	142
Traders Point	Huntington Real Estate	12%
	Investment Company	(2% deferred)	9/30/2006	2,625	104
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/2018	10,025	77

TOTAL CONSOLIDATED FIXED RATE DEBT				$129,114	$986

TOTAL NET PREMIUMS (FAS 141)				$4,498

Variable Rate Debt:	Lender	Interest Rate	Maturity Date	Balance as of 09/30/04
Cool Creek Commons	LaSalle Bank	Prime + 200	4/30/2006	$1,135
Eagle Creek Phase II (Pad 1)	Wachovia Bank	LIBOR + 250	4/21/2005	850
Fishers Station(2)	National City Bank	LIBOR + 275	9/1/2008	5,619
Geist Pavilion	Star Financial	Prime + 25	12/5/2004	864
Red Bank Commons	Integra Bank	Prime + 50	12/30/2004	688
Traders Point III	Huntington Bank	Prime	10/6/2006	468
Traders Point II	Whitaker Bank	Prime + 100	3/4/2005	2,000
Subtotal				$11,624

(1)          Amounts in thousands.

(2)          KRG has a 25% interest in this property. This debt has monthly amortization of $25,541.

SCHEDULE OF OUTSTANDING DEBT (CONTINUED) (1)

Variable Rate Debt - Construction Loans	Servicer	Interest Rate	Maturity Date	Total Commitment	Balance as of 09/30/04

50th & 12th	LaSalle Bank	LIBOR + 190	9/30/2004	$5,015	$5,007
82nd & Otty	KeyBank	LIBOR + 225	9/12/2005	1,792	572
176th & Meridian	LaSalle Bank	LIBOR + 190	7/31/2005	4,835	4,427
Boulevard Crossing	First Nt’l Bank Kokomo	Prime + 50	8/7/2005	12,700	12,396
Circuit City Plaza	Wachovia Bank	LIBOR + 185	6/30/2005	6,900	6,293
Cool Creek Commons	LaSalle Bank	LIBOR + 225	4/30/2006	17,025	9,937
Indiana State Motor Pool	Old National Bank	LIBOR + 225	4/1/2006	4,168	3,020
Traders Point	Huntington Bank	LIBOR + 235	10/5/2006	40,000	18,366
Weston Park	Old National Bank	LIBOR + 215	7/9/2005	4,930	4,121
Subtotal					$64,139

Line of Credit	Lender	Interest Rate	Maturity Date	Total Available as of 9/30/04	Balance as of 09/30/04
Collateral Pool Properties:	Wachovia Bank	LIBOR + 135	08/31/07	$40,000	$5,500
• Union Station Parking Garage
• Glendale Mall
• Shops at Eagle Creek
• King’s Lake Square
• PEN Products
• Silver Glen Crossings
• Cedar Hill Village

Total Consolidated Variable Rate Debt				$137,365	$81,263
TOTAL CONSOLIDATED DEBT PER FINANCIAL STATEMENT					$214,875

(1)          Amounts in thousands.

SCHEDULE OF OUTSTANDING DEBT (CONTINUED) (1)

UNCONSOLIDATED DEBT(1)	Lender	Interest Rate	Maturity Date	Balance as of 09/30/04	Monthly Debt Service as of 09/30/04

Fixed Rate
The Centre	Sun Life	6.99%	6/1/2009	$4,385	$40
Spring Mill Medical	LaSalle Bank	6.45%	9/1/2013	12,301	78

TOTAL UNCONSOLIDATED DEBT				$16,686	$118

JOINT VENTURE PARTNERS’ SHARE OF TOTAL UNCONSOLIDATED DEBT				<7,905>

KRG’S SHARE OF TOTAL UNCONSOLIDATED DEBT				$8,781

TOTAL KRG CONSOLIDATED DEBT				$214,875

TOTAL KRG SHARE OF UNCONSOLIDATED DEBT				8,781

TOTAL KRG DEBT				$223,656

(1)               KRG owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

UNENCUMBERED PROPERTIES

AS OF SEPTEMBER 30, 2004, THE FOLLOWING PROPERTIES WERE UNENCUMBERED BY DEBT:

Property	MSA
50 S. Morton	Indianapolis, Indiana
Burlington Coat	San Antonio, Texas
Centre at Panola, Phase II	Atlanta, Georgia
Eagle Creek, Phase II	Naples, Florida
Frisco Bridges	Dallas, Texas
Galleria Plaza	Dallas, Texas
Greyhound Commons	Indianapolis, Indiana
Hamilton Crossing	Indianapolis, Indiana
Kite Spring Mill II	Indianapolis, Indiana
Martinsville Shops	Indianapolis, Indiana
Mid-America Clinical Labs	Indianapolis, Indiana
Publix at Acworth	Atlanta, Georgia
Stoney Creek Commons	Indianapolis, Indiana
Wal-Mart Plaza	Gainesville, Florida
Waterford Lakes	Orlando, Florida

JOINT VENTURE INFORMATION

Joint Venture Summary
Condensed Combined Balance Sheets of Unconsolidated Properties
Condensed Combined Statements of Operations of Unconsolidated Properties For the Three Months Ended September 30
Condensed Combined Statements of Operations of Unconsolidated Properties For the Nine Months Ended September 30

JOINT VENTURE SUMMARY

The Company owns two properties with joint venture partners:

Property	Percentage Owned by KRG
The Centre	60%
Spring Mill Medical	50%

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(The Centre and Spring Mill Medical)

	September 30, 2004	December 31, 2003
	(unaudited)
Assets:
Investment properties, at cost
Land	$2,552,075	$2,552,075
Buildings and improvements	14,570,661	14,450,685
	17,122,736	17,002,760
Less: accumulated depreciation	(2,246,200)	(1,885,610)
	14,876,536	15,117,150

Cash and cash equivalents	483,690	618,825
Tenant receivables, including accrued straight line rent	199,590	311,040
Deferred cost, net	677,677	761,216
Prepaid and other assets	4,150	136,912

Total Assets	$16,241,643	$16,945,143

Liabilities and Accumulated Equity (Deficit):
Mortgage and other indebtedness	$16,686,120	$16,909,121
Accounts payable and accrued expenses	305,148	534,750

Total Liabilities	16,991,268	17,443,871

Accumulated equity (deficit)	(749,625)	(498,728)

Total Liabilities and Accumulated Equity (Deficit)	$16,241,643	$16,945,143

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre and Spring Mill Medical)

	Three Months Ended September 30,
	2004	2003

Total Revenue	$793,093	$748,218

Expenses:
Property operating and other	158,285	295,193
Depreciation and amortization	128,895	123,776
Total expenses	287,180	418,969

Operating income	505,913	329,249

Interest expense	289,664	225,360

Net income	$216,249	$103,889

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre and Spring Mill Medical)

	Nine months ended September 30,
	2004	2003

Total Revenue	$2,404,393	$2,235,188

Expenses:
Property operating and other	852,399	770,590
Depreciation and amortization	385,999	371,328
Total expenses	1,238,398	1,141,918

Operating income	1,165,995	1,093,270

Interest expense	868,442	596,873

Net income	$297,553	$496,397

LEASING INFORMATION

Top 10 Retail Tenants by GLA
Top 10 Retail Tenants by Annualized Base Rent
Top 5 Commercial Tenants by Annualized Base Rent
Lease Expiration Table - Combined Retail and Commercial Portfolio
Lease Expiration Table - Retail Anchor Tenants
Lease Expiration Table - Retail Shops

Top 10 Retail Tenants by GLA

As of September 30, 2004

(Operating Retail Properties Only)

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Lowe’s Home Center	5	673,997	1	128,997	4	550,000
Wal-Mart	2	328,161	1	103,161	1	225,000
L.S. Ayres	1	237,445	1	237,445	0	0
Publix	3	129,357	3	129,357	0	0
Kmart	1	110,875	1	110,875	0	0
Burlington Coat Factory	1	107,400	1	107,400	0	0
Winn-Dixie	2	103,406	2	103,406	0	0
Circuit City	3	98,487	3	98,487	0	0
JC Penney	1	94,830	0	0	1	94,830
Kohl’s	1	89,000	0	0	1	89,000
Total	20	1,972,958	13	1,019,128	7	958,830

Top 10 Retail Tenants by Annualized Base Rent

As of September 30, 2004

(Operating Retail Properties Only)

Tenant	Number of Locations	Leased GLA	% of Total GLA of Retail Portfolio	Annualized Base Rent	% of Total Base Rent of Retail Portfolio	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Base Rent

Circuit City	3	98,487	3.1%	$1,370,993	4.4%	$13.92	3.4%
Ultimate Electronics	2	63,627	2.0	1,242,732	4.0	19.53	3.1
Walgreen’s	3	39,070	1.2	1,031,023	3.3	26.39	2.6
Lowe’s Home Center	1	128,997	4.1	1,014,000	3.3	7.86	2.5
Publix	3	129,357	4.1	989,355	3.2	7.65	2.5
Kmart	1	110,875	3.5	850,404	2.8	7.67	2.1
Winn-Dixie	2	103,406	3.3	806,266	2.6	7.80	2.0
A & P	1	58,732	1.9	763,516	2.5	13.00	1.9
Dominick’s	1	65,636	2.1	669,487	2.2	10.20	1.7
Old Navy	3	70,620	2.2	587,958	1.9	8.33	1.5
	20	868,807	27.5%	$9,325,734	30.2%	$10.73	23.4%

Top 5 Commercial Tenants by Annualized Base Rent

As of September 30, 2004

(Operating Commercial Properties Only)

Tenant	Number of Locations	Leased NRA	% of Total NRA of Commercial Portfolio	Annualized Base Rent	% of Total Base Rent of Commercial Portfolio	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Base Rent

Mid America Clinical Laboratories	1	100,000	18.3%	$1,721,000	19.1%	$17.21	4.3%
Eli Lilly	1	99,542	18.2	1,642,443	18.3	16.50	4.1
Indiana Department of Administration	2	95,393	17.4	970,283	10.8	10.17	2.4
University Medical Diagnostic Associates	1	32,256	5.9	844,402	9.4	26.18	2.1
City Securities	1	33,155	6.1	697,236	7.7	21.03	1.7
	6	360,346	65.8%	$5,875,364	65.3%	$16.30	14.7%

LEASE EXPIRATION TABLE – COMBINED RETAIL & COMMERCIAL PORTFOLIO

As of September 30, 2004

	Number of Expiring Leases	Expiring GLA/NRA(1)	% of Total Sq. Ft. Expiring	Expiring Base Rent(2)	% of Total Base Rent	Expiring Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2004	22	46,742	1.4%	$409,455	1.0%	$8.76	$0
2005	51	157,489	4.6	2,000,228	5.0	12.70	0
2006	54	171,596	5.0	2,107,219	5.3	12.28	0
2007	52	156,297	4.5	2,158,567	5.4	13.81	0
2008	34	286,615	8.3	2,217,102	5.6	7.74	0
2009	37	172,090	5.0	2,304,727	5.8	13.39	0
2010	16	211,061	6.1	2,050,636	5.1	9.72	0
2011	23	470,116	13.6	3,788,845	9.5	8.06	0
2012	26	211,920	6.1	3,006,687	7.5	14.19	0
2013 & Beyond	72	1,567,240	45.4	19,869,888	49.8	12.68	899,680
	387	3,451,166	100.0%	$39,913,353	100.0%	$11.57	$899,680

(1)  Expiring GLA/NRA represents gross leasable area or net rentable area that is owned by KRG.  It excludes square footage attributable to non-owned structures on land that is owned by KRG and ground leased to tenants.  It also excludes Union Station Parking Garage.

(2)  Expiring Base Rent and related columns exclude income from land that is owned by KRG and ground leased to tenants.  It also excludes income from Union Station Parking Garage.

LEASE EXPIRATION TABLE – RETAIL ANCHOR TENANTS(1)

As of September 30, 2004

	Number of Expiring Leases(2)	Expiring GLA/NRA(3)	% of Total Sq. Ft. Expiring	Expiring Base Rent(4)	% of Total Base Rent	Expiring Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2004	0	0	0%	$0	0%	$0	$0
2005	3	47,419	1.4	345,612	0.9	7.29	0
2006	3	60,034	1.7	388,266	1.0	6.47	0
2007	4	56,414	1.6	482,404	1.2	8.55	0
2008	2	210,561	6.1	792,783	2.0	3.77	0
2009	4	80,663	2.3	763,212	1.9	9.46	0
2010	7	171,645	5.0	1,405,944	3.5	8.19	0
2011	4	318,191	9.2	1,086,639	2.7	3.42	0
2012	3	94,890	2.7	716,757	1.8	7.55	0
2013 & Beyond	31	1,154,300	33.4	12,646,981	31.7	10.96	0
Total	61	2,194,117	63.6%	$18,628,599	46.7%	$8.49	$0

(1)  Retail Anchor Tenants are defined as tenants of operating retail properties which occupy 10,000 square feet or more plus tenants under ground leases which occupy structures of 10,000 square feet or more.

(2)  Leases with respect to land owned by KRG and ground leased to tenants, and the revenue from those leases, is reflected only in the columns marked “Number of Expiring Leases” and “Expiring Ground Lease Revenue”.

(3)  Expiring GLA/NRA represents gross leasable area or net rentable area that is owned by KRG.  It excludes square footage attributable to non-owned structures on land that is owned by KRG and ground leased to tenants.

(4)  Expiring Base Rent and related columns exclude income from land that is owned by KRG and ground leased to tenants.

LEASE EXPIRATION TABLE – RETAIL SHOPS(1)

As of September 30, 2004

	Number of Expiring Leases(2)	Expiring GLA/NRA(3)	% of Total Sq. Ft. Expiring	Expiring Base Rent(4)	% of Total Base Rent	Expiring Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2004	21	46,522	1.3%	$407,655	1.0%	$8.76	$0
2005	48	110,070	3.2	1,654,616	4.1	15.03	0
2006	49	104,459	3.0	1,592,337	4.0	15.24	0
2007	47	96,148	2.8	1,602,770	4.0	16.67	0
2008	31	68,089	2.0	1,264,381	3.2	18.57	0
2009	33	91,427	2.6	1,541,515	3.9	16.86	0
2010	8	30,538	0.9	464,912	1.2	15.22	0
2011	16	52,383	1.5	1,059,762	2.7	20.23	0
2012	20	79,978	2.3	1,614,222	4.0	20.18	85,000
2013 & Beyond	19	47,029	1.4	1,083,686	2.7	23.04	814,680
Total	292	726,643	21.1%	$12,285,856	30.8%	$16.91	$899,680

(1)  Retail Shops are defined as tenants in operating retail properties which occupy less than 10,000 square feet of in-line space plus tenants under ground leases which occupy structures of less than 10,000 square feet.

(2)  Leases with respect to land owned by KRG and ground leased to tenants, and the revenue from those leases, is reflected only in the columns marked “Number of Expiring Leases” and “Expiring Ground Lease Revenue.”

(3)  Expiring GLA/NRA represents gross leasable area or net rentable area that is owned by KRG.  It excludes square footage attributable to non-owned structures on land that is owned by KRG and ground leased to tenants.

(4)  Expiring Base Rent and related columns exclude income from land that is owned by KRG and ground leased to tenants.

REAL ESTATE PORTFOLIO INFORMATION

Summary Retail Portfolio Statistics
Summary Commercial Portfolio Statistics
Development Pipeline
Geographic Diversification - Operating Portfolio
Operating Retail Properties
Operating Commercial Properties
Retail Operating Portfolio - Tenant Breakdown
2004 Acquisitions

SUMMARY RETAIL PORTFOLIO STATISTICS

(includes joint venture properties)

Retail Portfolio	9/30/04	6/30/04	3/31/04	12/31/03

Company owned GLA(1) - Operating Retail	3,078,616	1,845,631	1,624,338	1,465,628
Total GLA(1) - Operating Retail	4,108,090	2,853,129	2,531,457	1,887,747
Projected Total GLA Under Development	1,382,202	1,411,265	1,411,265	984,140
Projected Company owned GLA Under Development(2)	545,500	574,560	574,560	533,560

Number of Operating Retail Properties	27	17	14	12
Number of Retail Properties Under Development	10	12	12	8

Percentage Leased - Operating Retail	94.9%	92.8%	93.9%	91.1%
Percentage Leased - Retail Properties under Development - 2004 Deliveries(3)	71.8%	73.0%	62.1%	62.1%

Annualized Base Rent & Ground Lease Revenue	$31,814,134	$24,939,090	$21,508,397	$19,344,588

(1)  “Company Owned GLA” represents gross leasable area that is owned by KRG.  “Total GLA” includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land that is owned by KRG and ground leased to tenants, plus non-owned anchor space.

(2)  “Projected Company Owned GLA Under Development” represents gross leasable area under development that is projected to be owned by KRG.  “Projected Total GLA” includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land that is owned by KRG and ground leased to tenants, plus non-owned anchor space that is existing or under construction.

(3)  “Percentage Leased - Retail Properties under Development” is calculated based on Projected Company Owned GLA plus projected square footage attributable to non-owned outlot structures on land that is owned by KRG and ground leased to tenants.  The “2004 Deliveries” calculation reflects only properties that are projected for the remainder of 2004, so that the 9/30/04 calculation includes 4 properties, the 6/30/04 calculation includes 6 properties, the 3/31/04 calculation includes 6 properties, and the 12/31/03 calculation includes 8 properties.

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

(includes joint venture properties)

Commercial Portfolio(1)	9/30/04	6/30/04	3/31/04	12/31/03

Company owned net rentable area (NRA)	547,652	547,652	545,673	545,673
NRA under Development	115,000	115,000	115,000	115,000

Number of Operating Commercial Properties	5	5	5	5
Number of Commercial Properties under Development	1	1	1	1

Percentage Leased - Operating Commercial Properties	96.9%	98.8%	98.8%	95.8%
Percentage Leased - Commercial Properties under Development	100%	100%	100%	100%

Annualized Base Rent - Commercial Properties(2)	$8,998,898	$9,149,558	$9,149,558	$8,832,000

(1)  “Company Owned NRA” does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes 851 parking spaces.  It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

(2)  “Annualized Base Rent” does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.

DEVELOPMENT PIPELINE

As of September 30, 2004

Property	MSA	Type of Property	Projected Opening Date	Projected Owned GLA/NRA(1)		Projected Total GLA/NRA(2)	Total Estimated Project Cost(3)	Cost Incurred as of 9/30/04(3)	Percentage of Owned GLA/NRA Pre-Leased(4)	Major Tenants and Non-owned Anchors
Florida
Eagle Creek, Phase II	Naples	Retail	Jan-05	(see below	)	165,000	$9,080	$2,112	(see below )
Indiana
Traders Point	Indianapolis	Retail	Nov-04	285,000		366,377	43,227	28,768	73.7%	Dick’s Sporting Goods, Marsh Supermarkets, Bed Bath & Beyond, Kerasotes Theatres, Michaels, Old Navy
Cool Creek Commons	Indianapolis	Retail	Oct-04	126,000		138,200	20,013	17,072	69.6%	SteinMart, Fresh Market
Indiana State Motor Pool	Indianapolis	Commercial	Nov-04	115,000		115,000	4,941	3,747	100%	Indiana Department of Administration
Traders Point II	Indianapolis	Retail	Apr-05	41,000		48,600	8,288	2,377	0.0%	(see Traders Point)
Weston Park, Phase I	Indianapolis	Retail	Nov-04	(see below	)	12,200	1,963	1,717	(see below )
Greyhound Commons	Indianapolis	Retail	Feb-05	(see below	)	201,325	4,397	2,675	(see below )	Lowe’s (non-owned)
Red Bank Commons	Evansville	Retail	Mar-05	34,500		246,500	6,400	2,236	39.4%	Wal-Mart (non-owned); Home Depot (non-owned)
Martinsville Shops	Martinsville	Retail	Mar-05	11,000		11,000	1,197	976	0.0%
Geist Pavilion	Indianapolis	Retail	Mar-05	38,000		38,000	7,747	2,306	3.2%
Oregon
82nd & Otty	Portland	Retail	Oct-04	10,000		155,000	1,991	1,531	60.3%	Wal-Mart (non-owned)
			Total	660,500		1,497,202	$109,244	$65,517	65.7%

All of the land at Eagle Creek, Phase II, Weston Park, Phase I, and Greyhound Commons is intended to be ground leased to tenants.

•                  Greyhound Commons consists of four outlots, two of which were leased as of September 30, 2004.

•                  Weston Park, Phase I consists of three outlots, two of which were leased as of September 30, 2004.

•                  We have entered into an Agreement to Enter into Ground Lease for the entire Eagle Creek, Phase II property with a big box retailer.

(1)  “Projected Owned GLA” represents gross leasable area that is owned by KRG.  It excludes square footage attributable to non-owned outlot structures on land that is owned by KRG and ground leased to tenants.

(2)  “Projected Total GLA” includes Projected Owned GLA, plus projected square footage attributable to non-owned outlot structures on land that is owned by KRG and ground leased to tenants, plus non-owned anchor space that is currently existing or under construction.

(3)  Amounts in thousands.

(4)  Excludes outlots and parcels owned by KRG and ground leased to tenants.  Traders Point has seven such parcels, four of which were pre-leased as of September 30, 2004.

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of September 30, 2004

	Number of Operating Properties	Owned GLA/NRA(1)	Percentage of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent Revenue(2)	% of Annualized Base Rent	Annualized Base Rent per leased square foot
Indiana	14	1,691,921	46.6%	176	$18,067,188	45.3%	$11.54
• Retail - Mall	1	579,189	15.9	46	2,979,950	7.5	5.69
• Retail	8	565,080	15.6	112	6,088,340	15.2	11.61
• Commercial	5	547,652	15.1	18	8,998,898	22.6	16.96
Texas	6	830,910	22.9	59	9,276,432	23.2	11.26
Florida	6	684,043	18.9	88	6,890,891	17.3	10.20
Illinois	1	132,725	3.7	18	1,507,453	3.8	13.64
New Jersey	1	114,902	3.2	16	1,661,876	4.2	15.90
Georgia	2	142,707	3.9	28	1,601,514	4.0	11.30
Washington	2	29,060	0.8	2	908,000	2.3	31.25
Total	32	3,626,268	100%	387	$39,913,353	100%	$11.57

(1)  “Owned GLA/NRA” represents gross leasable area or net rentable area owned by KRG.  It does not include 11 parcels or outlots owned by KRG and ground leased to tenants, which contain non-owned structures totaling approximately 59,447 square feet.  It also excludes the square footage of Union Station Parking Garage.

(2)  “Annualized Base Rent Revenue” excludes $899,680 in annualized ground lease revenue attributable to parcels and outlots owned by KRG and ground leased to tenants.  It also excludes approximately $500,000 in 2004 annualized income attributable to the Union Station Parking Garage.

OPERATING RETAIL PROPERTIES (PART I)

As of September 30, 2004

Property	MSA	Year Built/ Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA	Company Owned GLA		Percentage of Owned GLA Leased

Florida
Int’l Speedway Square	Daytona Beach	1999	1999	Developed	233,901	220,901		100.0%
King’s Lake Square	Naples	1986	2003	Acquired	85,497	85,497		94.9%
Wal-Mart Plaza	Gainesville	1970	2004	Acquired	177,766	177,766		100.0%
Waterford Lakes	Orlando	1997	2004	Acquired	77,948	77,948		100.0%
Shops at Eagle Creek	Naples	1998	2003	Acquired	75,944	75,944		100.0%
Circuit City Plaza	Ft. Lauderdale	2004	2004	Developed	435,987	45,987		91.3%
Georgia
Centre at Panola	Atlanta	2001	2004	Acquired	73,079	73,079		98.6%
Publix at Acworth	Atlanta	1996	2004	Acquired	69,628	69,628		100.0%
Illinois
Silver Glen Crossings	Chicago	2002	2004	Acquired	138,274	132,725		83.9%
Indiana
Glendale Mall	Indianapolis	1958/2000	1999	Redeveloped	724,026	579,189		86.2%
Boulevard Crossing	Kokomo	2004	2004	Developed	214,723	112,723		90.3%
Hamilton Crossing	Indianapolis	1999	2004	Acquired	87,374	82,374		92.7%
Fishers Station(1)	Indianapolis	1989	2004	Acquired	115,752	115,752		90.0%
Whitehall Pike	Bloomington	1999	1999	Developed	128,997	128,997		100.0%
The Centre	Indianapolis	1986	1986	Developed	80,689	80,689		100.0%
The Corner	Indianapolis	1984/2003	1984	Developed	42,545	42,545		100.0%
Stoney Creek Commons	Indianapolis	2000	2000	Developed	154,282	(*	)	(* )
50 S. Morton	Indianapolis	1999	1999	Developed	2,000	2,000		100.0%
New Jersey
Ridge Plaza	Oak Ridge	2002	2003	Acquired	114,902	114,902		90.9%
Texas
Plaza at Cedar Hill	Dallas	2000	2004	Acquired	299,783	299,783		100.0%
Sunland Towne Centre	El Paso	1996	2004	Acquired	312,571	307,595		99%
Galleria Plaza	Dallas	2002	2004	Acquired	44,306	44,306		100.0%
Cedar Hill Village	Dallas	2002	2004	Acquired	139,092	44,262		100.0%
Preston Commons	Dallas	2002	2002	Developed	142,564	27,564		85.6%
Burlington Coat	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400		100.0%
Washington
50th & 12th	Seattle	2004	2004	Developed	14,500	14,500		100.0%
176th & Meridian	Seattle	2004	2004	Developed	14,560	14,560		100.0%
				Total	4,108,090	3,078,616		94.9%

Note: An (*) indicates that this property consists of parcels which are ground leased to tenants.

(1)   Includes a 46,295 square foot Marsh Supermarket store, currently under a binding purchase agreement with an anticipated closing during the fourth quarter of 2004.

OPERATING RETAIL PROPERTIES (PART II)

As of September 30, 2004

Property	MSA	Annualized Base Rent Revenue		Annualized Ground Lease Revenue	Annualized Total Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned Sq. Ft.		Major Tenants
Florida
Int’l Speedway Square	Daytona Beach	$2,454,026		$216,400	$2,670,426	8.4%	$11.11		SteinMart, Bed Bath, Circuit City, Staples
King’s Lake Square	Naples	$977,440		$0	$977,440	3.1%	$12.05		Publix, Walgreens
Wal-Mart Plaza	Gainesville	$894,206		$0	$894,206	2.8%	$5.03		Wal-Mart, Books A Million, Save A Lot
Waterford Lakes	Orlando	$886,286		$0	$886,286	2.8%	$11.37		Winn-Dixie
Shops at Eagle Creek	Naples	$861,729		$0	$861,729	2.7%	$11.35		Winn-Dixie
Circuit City Plaza	Ft. Lauderdale	$817,204		$0	$817,204	2.6%	$19.46		Circuit City
Georgia
Centre at Panola	Atlanta	$803,668		$0	$803,668	2.5%	$11.15		Publix
Publix at Acworth	Atlanta	$797,846		$0	$797,846	2.5%	$11.46		Publix, CVS
Illinois
Silver Glen Crossings	Chicago	$1,507,453		$85,000	$1,592,453	5.0%	$13.64		Dominick’s, MC Sports
Indiana
Glendale Mall	Indianapolis	$2,839,950		$140,000	$2,979,950	9.4%	$5.69		L.S. Ayres, Kerasotes Theatre, Old Navy, Staples
Boulevard Crossing	Kokomo	$1,271,605		$75,000	$1,346,605	4.2%	$12.49		TJ Maxx, Petco, Shoe Carnival, Kohl’s (non-owned)
Hamilton Crossing	Indianapolis	$1,167,138		$65,000	$1,232,138	3.9%	$15.29		Office Depot
Fishers Station	Indianapolis	$1,195,718		$0	$1,195,718	3.8%	$11.48		Marsh Supermarket
Whitehall Pike	Bloomington	$1,014,000		$0	$1,014,000	3.2%	$7.86		Lowe’s
The Centre	Indianapolis	$975,876		$0	$975,876	3.1%	$12.09		Osco
The Corner	Indianapolis	$472,003		$0	$472,003	1.5%	$11.09		Hancock Fabrics
Stoney Creek Commons	Indianapolis	(*	)	$223,000	$223,000	0.7%	(*	)	Lowe’s (non-owned)
50 S. Morton	Indianapolis	$132,000		$0	$132,000	0.4%	$66.00
New Jersey
Ridge Plaza	Oak Ridge	$1,661,876		$0	$1,661,876	5.2%	$15.90		A&P, CVS
Texas

Plaza at Cedar Hill	Dallas	$3,501,144		$0	$3,501,144	11.0%	$11.68		Hobby Lobby, Linens ‘N Things, Marshall’s, Barnes & Noble
Sunland Towne Centre	El Paso	$2,901,096		$95,280	$2,996,376	9.4%	$9.53		Kmart, Circuit City, Roomstore, Ross, PETsMart
Galleria Plaza	Dallas	$1,194,732		$0	$1,194,732	3.8%	$26.97		Ultimate Electronics
Cedar Hill Village	Dallas	$643,508		$0	$643,508	2.0%	$14.54		Ultimate Electronics, JC Penny (non-owned)
Preston Commons	Dallas	$552,652		$0	$552,652	1.7%	$23.42		Lowe’s (non-owned)
Burlington Coat	San Antonio	$483,300		$0	$483,300	1.5%	$4.50		Burlington Coat Factory
Washington
50th & 12th	Seattle	$475,000		$0	$475,000	1.5%	$32.76		Walgreens
176th & Meridian	Seattle	$433,000		$0	$433,000	1.4%	$29.74		Walgreens
	Total	$30,914,454		$899,680	$31,814,134	100%	$10.58

Note: An (*) indicates that this property consists of parcels which are ground leased to tenants.

OPERATING COMMERCIAL PROPERTIES

As of September 30, 2004

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped, or Developed	Owned NRA	Percentage of Owned NRA Leased	Annualized Base Rent		Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
Thirty South	Indianapolis	1905/2002	Redeveloped	298,346	94.2%	$4,941,183		55.0%	$17.58	Eli Lilly, City Securities, Kite Realty Group
Mid America Clinical Labs	Indianapolis	1995/2002	Redeveloped	100,000	100.0%	$1,721,000		19.1%	$17.21	Mid-America Clinical Laboratories
PEN Products	Indianapolis	2003	Developed	85,875	100.0%	$813,236		9.0%	$9.47	Indiana Department of Administration
Spring Mill Medical	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	$1,523,479		16.9%	$24.02	University Medical Diagnostic Associates; Indiana University Health Care Associates
Union Station Parking Garage (1)	Indianapolis	1986	Acquired	n/a	n/a	(see below	)	n/a	n/a	Denison Parking
			Total	547,652	96.9%	$8,998,898		100.0%	$16.96

(1)    2004 annualized rent for Union Station Parking Garage is approximately $500,000.

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN

Retail anchor tenants are defined as tenants of operating retail properties which occupy 10,000 square feet or more.

	Owned Gross Leasable Area			Occupancy			Annualized Base Rent				Annualized Base Rent per Occupied Square Foot
Property	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Leases	Total	Anchors	Shops	Total

Florida
Int’l Speedway Square	200,401	20,500	220,901	100.0%	100.0%	100.0%	$2,074,376	$379,650	$216,400	$2,670,426	$10.35	$18.52	$11.11
King’s Lake Square	49,805	35,692	85,497	100.0%	87.7%	94.9%	$361,787	$615,653	$0	$977,440	$7.26	$19.67	$12.05
Wal-Mart Plaza	138,323	39,443	177,766	100.0%	100.0%	100.0%	$531,795	$362,411	$0	$894,206	$3.84	$9.19	$5.03
Waterford Lakes	51,703	26,245	77,948	100.0%	100.0%	100.0%	$408,452	$477,834	$0	$886,286	$7.90	$18.21	$11.37
Shops at Eagle Creek	51,703	24,241	75,944	100.0%	100.0%	100.0%	$397,814	$463,915	$0	$861,729	$7.69	$19.14	$11.35
Circuit City Plaza	33,016	12,971	45,987	100.0%	69.2%	91.3%	$594,252	$222,952	$0	$817,204	$18.00	$24.84	$19.46
Georgia
Centre at Panola	51,674	21,405	73,079	100.0%	95.3%	98.6%	$413,388	$390,280	$0	$803,668	$8.00	$19.13	$11.15
Publix at Acworth	37,888	31,740	69,628	100.0%	100.0%	100.0%	$337,203	$460,643	$0	$797,846	$8.90	$14.51	$11.46
Illinois
Silver Glen Crossings	78,675	54,050	132,725	100.0%	58.9%	83.3%	$812,916	$694,536	$85,000	$1,592,453	$10.33	$21.82	$13.64
Indiana
Glendale Mall	437,702	141,487	579,189	92.2%	67.6%	86.2%	$1,481,135	$1,358,815	$140,000	$2,979,950	$3.67	$14.21	$5.69
Boulevard Crossing	74,480	38,243	112,723	100.0%	71.4%	90.3%	$827,460	$444,145	$75,000	$1,346,605	$11.11	$16.26	$12.49
Hamilton Crossing	30,722	51,652	82,374	100.0%	88.3%	92.7%	$345,623	$821,515	$65,000	$1,232,138	$11.25	$18.01	$15.29
Fishers Station	58,295	57,457	115,752	100.0%	79.9%	90.0%	$564,950	$630,768	$0	$1,195,718	$9.69	$13.74	$11.48
Whitehall Pike	128,997	0	128,997	100.0%	n/a	100.0%	$1,014,000	$0	$0	$1,014,000	$7.86	n/a	$7.86
The Centre	18,720	61,969	80,689	100.0%	100.0%	100.0%	$170,352	$805,524	$0	$975,876	$9.10	$13.00	$12.09
The Corner	12,200	30,345	42,545	100.0%	100.0%	100.0%	$65,636	$406,367	$0	$472,003	$5.38	$13.39	$11.09
Stoney Creek	n/a	n/a	n/a	n/a	n/a	n/a	$0	$0	$223,000	$223,000	n/a	n/a	n/a
50 S. Morton	0	2,000	2,000	n/a	100.0%	100%	$0	$132,000	$0	$132,000	n/a	$66.00	$66.00
New Jersey
Ridge Plaza	69,612	45,290	114,902	100.0%	77.0%	90.9%	$986,556	$675,320	$0	$1,661,876	$14.17	$19.36	$15.90
Texas
Plaza at Cedar Hill	227,106	72,677	299,783	100.0%	100.0%	100.0%	$2,157,468	$1,343,676	$0	$3,501,144	$9.50	$18.49	$11.68
Sunland Towne Centre	277,220	30,375	307,595	100.0%	89.2%	98.9%	$2,449,404	$451,692	$95,280	$2,996,376	$8.84	$16.66	$9.53
Galleria Plaza	31,396	12,910	44,306	100.0%	100.0%	100.0%	$839,844	$354,888	$0	$1,194,732	$26.75	$27.49	$26.97
Cedar Hill Village	32,231	12,031	44,262	100.0%	100.0%	100.0%	$402,888	$240,620	$0	$643,508	$12.50	$20.00	$14.54
Preston Commons	0	27,564	27,564	100.0%	85.6%	85.6%	$0	$552,652	$0	$552,652	n/a	$23.42	$23.42
Burlington Coat	107,400	0	107,400	100.0%	n/a	100.0%	$483,300	$0	$0	$483,300	$4.50	n/a	$4.50
Washington
50th & 12th	14,500	0	14,500	100.0%	n/a	100.0%	$475,000	$0	$0	$475,000	$32.76	n/a	$32.76
176th & Meridian	14,560	0	14,560	100.0%	n/a	100.0%	$433,000	$0	$0	$433,000	$29.74	n/a	$29.74
Total	2,228,329	850,287	3,078,616	98.5%	85.5%	94.9%	$18,628,599	$12,285,856	$899,680	$31,814,134	$8.49	$16.91	$10.58

2004 ACQUISITIONS

Name of Operating Property	MSA	Date Acquired	Purchase Price	Assumed Debt	Total GLA	Owned GLA	Major Tenants

Silver Glen Crossings	Chicago, Illinois	04/01/04	$23,200,000	$—	138,274	132,725	Dominick’s, MC Sports

Cedar Hill Village	Dallas, Texas	06/28/04	6,750,000	—	139,092	44,262	Ultimate Electronics, JC Penny (non-owned)

Galleria Plaza	Dallas, Texas	06/29/04	5,960,000	—	44,306	44,306	Ultimate Electronics

Wal-Mart Plaza	Gainesville, Florida	07/01/04	8,325,000	—	177,766	177,766	Wal-Mart, Books A Million, Save A Lot

Fishers Station	Indianapolis, Indiana	07/23/04	2,100,000	1,404,753	115,752	69,457	Marsh Supermarket

Hamilton Crossing	Indianapolis, Indiana	08/19/04	15,500,000	—	87,374	82,374	Office Depot

Publix at Acworth	Atlanta, Georgia	08/20/04	9,200,000	—	69,628	69,628	Publix, CVS

Waterford Lakes	Orlando, Florida	08/20/04	8,950,000	—	77,948	77,948	Winn-Dixie

Plaza at Cedar Hill	Dallas, Texas	08/31/04	37,900,000	27,374,359	299,783	299,783	Hobby Lobby, Linens ‘N Things, Marshall’s, Barnes ‘n Noble

Sunland Towne Centre	El Paso, Texas	09/16/04	32,000,000	17,790,582	312,571	307,595	Kmart, Circuit City, Roomstore, Ross, PETsMART

Centre at Panola	Atlanta, Georgia	09/30/04	9,124,500	4,482,277	73,079	73,079	Publix

Pending Transaction

Marsh Supermarket	Indianapolis, Indiana		5,000,000	—	46,295	46,295